Exhibit 10.6
SUPERIOR BANK
9.5% Subordinated Note due September 15, 2018
THIS SECURITY IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES.
THIS SECURITY IS SUBORDINATED AND JUNIOR IN RIGHT OF PAYMENT UPON ANY LIQUIDATION OF SUPERIOR BANK (THE “ISSUER”) AS TO PRINCIPAL, INTEREST, AND PREMIUM TO ALL CLAIMS AGAINST THE ISSUER THAT HAVE THE SAME PRIORITY AS SAVINGS ACCOUNTS.
THIS SECURITY IS UNSECURED AS TO THE ISSUER’S ASSETS OR THE ASSETS OF ANY AFFILIATE OF THE ISSUER, INCLUDING, BUT NOT LIMITED TO, SUPERIOR BANCORP, AND IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE ISSUER.
THE ISSUER SHALL NOT PAY ANY DIVIDENDS OR INTEREST ON THIS SECURITY (IF SUCH INTEREST IS REQUIRED TO BE PAID ONLY OUT OF NET PROFITS) OR DISTRIBUTE ANY CAPITAL ASSETS IF IT IS IN DEFAULT IN THE PAYMENT OF ANY ASSESSMENT DUE TO THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE “FDIC”), PROVIDED, THAT, IF SUCH DEFAULT IS DUE TO A DISPUTE BETWEEN THE ISSUER AND THE FDIC OVER THE AMOUNT OF SUCH ASSESSMENT, SUCH PROHIBITION ON THE PAYMENT OF DIVIDENDS OR INTEREST SHALL NOT APPLY IF THE ISSUER DEPOSITS SECURITY SATISFACTORY TO THE FDIC FOR PAYMENT UPON FINAL DETERMINATION OF THE ISSUE.
IF THE ISSUER BECOMES CRITICALLY UNDERCAPITALIZED, THEN IT IS PROHIBITED, BEGINNING 60 DAYS AFTER BECOMING CRITICALLY UNDERCAPITALIZED, FROM MAKING ANY PAYMENT OF PRINCIPAL OR INTEREST ON THIS SECURITY, PROVIDED, THAT, IF THE OFFICE OF THRIFT SUPERVISION (THE “OTS”) HAS TAKEN ACTION WITH RESPECT TO SUCH UNDERCAPITALIZATION AND THE FDIC DETERMINES THAT THE PAYMENT OF PRINCIPAL OR INTEREST WOULD FURTHER THE PURPOSE OF 12 U.S.C. 1831o(h), THEN SUCH PAYMENT MAY BE PERMITTED.
THE ISSUER MAY PREPAY OR REDEEM THIS SECURITY PURSUANT TO THAT CERTAIN AGREEMENT TO PURCHASE SUBORDINATED NOTES DATED SEPTEMBER 17, 2008 AND SECTION 3 OF THIS NOTE, WHICH ALSO PROVIDES THAT THE ISSUER MUST OBTAIN PRIOR APPROVAL FROM THE “OTS” BEFORE ANY VOLUNTARY PREPAYMENT OR ACCELERATION OF PAYMENT OF PRINCIPAL ON THIS SECURITY IF THE ISSUER IS UNDERCAPITALIZED, SIGNIFICANTLY UNDERCAPITALIZED OR CRITICALLY UNDERCAPITALIZED OR WOULD FAIL TO MEET ANY OF THESE STANDARDS FOLLOWING SUCH PAYMENT.

No. 1	Principal Amount: $10,000,000

Superior Bank
9.5% Subordinated Note due September 15, 2018
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THIS NOTE NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF WITHOUT (I) REGISTRATION UNDER THAT ACT OR (II) AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
1. Payment.
     (a) Superior Bank, a federal savings bank (the “Issuer”), for value received, hereby promises to pay to DURDEN ENTERPRISES, LLC (“Purchaser”), the principal sum of $10,000,000 on September 15, 2018 (the “Maturity Date”) and to pay interest thereon at the rate of 9.5% per annum (computed on the basis of a 360-day year of twelve 30-day months) from the date of issuance of this Note or from the most recent Interest Payment Date to which interest has been paid or duly provided, on March 15, June 15, September 15, and December 15 of each year, (each, an “Interest Payment Date”), commencing December 15, 2008 until the principal hereof is paid or made available for payment.
     (b) Any payment of principal of or interest on this Note that would otherwise become due and payable on a day which is not a Business Day shall become due and payable on the next succeeding Business Day, with the same force and effect as if made on the date for payment of such principal or interest, and no interest shall accrue in respect of such payment for the period after such day. The term “Business Day” means any day that is not a Saturday or Sunday and that is not a day on which banks in Birmingham, Alabama or any city where payment is to be made hereunder are generally authorized or required by law or executive order to be closed.
     2. Subordinated Notes and Subordinated Noteholders. This Note is designated as a 9.5% Subordinated Note due September 15, 2018 (herein called the “Subordinated Note”).
     3. Optional Redemption. Beginning on September 15, 2013, the Issuer may, at its sole option and subject to obtaining prior approval, if required at the time, of the OTS, redeem some portion of or all of the Subordinated Note on any Interest Payment Date at a redemption price of 100% of the principal amount of the redeemed Subordinated Note, plus any accrued but unpaid interest.
     The Subordinated Note, when it has been called for redemption, and with respect to which monies sufficient to pay the principal thereof and interest thereon have been paid to the Subordinated Noteholder shall cease to be outstanding from and after the redemption date.

     4. Subordination. The indebtedness of the Issuer evidenced by this Note, including the principal and interest on this Note, shall be subordinate and junior in right of payment to the Issuer’s obligations to its depositors, its obligations under bankers’ acceptances and letters of credit, and its obligations to its other creditors, including its obligations to the Federal Reserve Bank of Atlanta, the FDIC, and any rights acquired by the FDIC as a result of loans made by the FDIC to the Issuer or the purchase or guarantee of any of its assets by the FDIC, pursuant to the provisions of 12 U.S.C. 1823 (c), (d) or (e) whether now outstanding or hereafter incurred (except any other obligations which rank on a parity with or subordinate to the Subordinated Note). In the event of any insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshalling of assets and liabilities or similar proceedings or any liquidation or winding up of or relating to the Issuer, whether voluntary or involuntary, all obligations of the Issuer (except any other obligations which rank on a parity with or subordinate to this Note) shall be entitled to be paid in full before any payment shall be made on account of the principal of or interest on this Note. In the event of any such proceeding, after payment in full of all sums owing with respect to such prior obligations, the Noteholder, together with the holders of any obligations of the Issuer ranking on a parity with this Note, shall be entitled to be paid from the remaining assets of the Issuer the unpaid principal thereof, and the unpaid interest thereon before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Issuer ranking junior to this Note.
     Nothing herein shall impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note in accordance with its terms.
     5. Consolidation, Merger and Sale of Assets. The Issuer shall not consolidate with or merge into another entity or convey, transfer or lease its properties and assets substantially as an entirety to any person, unless:
     (a) the continuing entity formed by such consolidation or into which the Issuer is merged or the person which acquires by conveyance or transfer or which leases the properties and assets of the Issuer substantially as an entirety shall be a corporation, association or general partnership or other legal entity organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and expressly shall assume, by a supplemental agreement executed and delivered to the Noteholder in form reasonably satisfactory to the Noteholder, the due and punctual payment of the principal of and any premium and interest on this Note according to their terms, and the due and punctual performance of all covenants and conditions hereof on the part of the Issuer to be performed or observed; and
     (b) immediately after giving effect to such transaction, no Event of Default (as defined hereinbelow), and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing.
     6. Events of Default; Acceleration If any of the following events shall occur and be continuing (each an “Event of Default”):

     (a) the Issuer shall consent to the appointment of a receiver, liquidator, trustee or other similar official in any liquidation, insolvency or similar proceeding with respect to the Issuer or all or substantially all of its property; or
     (b) a court or other governmental agency or body having jurisdiction on the premises shall enter a decree or order for the appointment of a receiver, liquidator, trustee or other similar official in any liquidation, insolvency or similar proceeding with respect to the Issuer or all or substantially all of the property of the Issuer, or for the winding up of the affairs or business of the Issuer and such decree or order shall have remained in force for 60 days; then, and in each such case, unless the principal of this Note already shall have become due and payable, the holder of this Note, by notice in writing to the Issuer may declare the principal amount of this Note to be due and payable immediately and, upon any such declaration the same shall become and shall be immediately due and payable. The Issuer waives demand, presentment for payment, notice of nonpayment, notice of protest, notice of default, and all other notices. The Issuer also waives the benefit of any exemptions under the Constitution and laws of the State of Alabama and the United States of America that are not specifically preserved herein.
     The Issuer, promptly after the occurrence of an Event of Default with respect to this Note, shall mail to the Noteholder, at its address shown on the Issuer’s records, such written notice of Event of Default, unless such Event of Default shall have been cured or waived before the giving of such notice.
THIS NOTE MAY NOT BE REPAID PRIOR TO THE MATURITY DATE, WHETHER PURSUANT TO AN ACCELERATION UPON AN EVENT OF DEFAULT OR OTHERWISE, WITHOUT THE PRIOR APPROVAL OF THE OTS.
     7. Failure to Make Payment. In the event of failure by the Issuer to make any payment of principal of or interest on this Note (and, in the case of payment of interest, such failure to pay shall have continued for 30 days), the Issuer will, upon demand of the holder of this Note, pay to such holder the whole amount then due and payable on this Note for principal and interest (without acceleration), with interest on the overdue principal and interest at the rate borne by this Note, to the extent permitted by applicable law. If the Issuer fails to pay such amount upon such demand, the holder of this Note may, among other things, institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Issuer and collect the amounts adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer. The Issuer agrees to pay all costs, expenses, and reasonable attorneys’ fees of the Noteholder in connection with the enforcement of the payment of this Note.
     8. Payment Procedures. Payment of the principal and interest payable on the Maturity Date will be made by wire transfer in immediately available funds to a bank account in the United States designated by the holder of this Note, upon presentation and surrender of this Note at the office of Issuer in Birmingham, Alabama or at such other place or places as the Noteholder may reasonably request, provided that this Note is presented to the Issuer in time for the Issuer to make such payments in such funds in accordance with its normal procedures. Payments of interest (other than interest payable on the Maturity Date) shall be made by check or wire transfer, at the sole discretion of the Issuer, to the holder of this Note. Interest payable on any Interest Payment Date shall be payable to the holder in whose name this Note is registered at the close of business on February 15, May 15, August 15, or November 15, as the case may be, next preceding such Interest Payment Date (such date being referred to herein as the “Regular Record Date”) for such Interest Payment Date, except that interest not so punctually paid, if any, will be paid to the holder in whose name this Note is registered at the close of business on a Special Record Date fixed by the Issuer (a “Special Record Date”) notice of which shall be given to the holder not less than ten (10) calendar days prior to such Special Record Date. (The Regular Record Date and Special Record Date are referred to herein collectively as the “Record Dates”). To the extent permitted by applicable law, interest shall accrue, at the Default Rate on any amount of principal of or interest on this Note not paid when due. All payments on this Note shall be applied first to accrued interest and then the balance, if any, to principal.
     9. Form of Payment. Payments of principal of and interest on this Note shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.
     10. Registration of Transfer, Subordinated Note Register. This Note is transferable in whole or in part, and may be exchanged for a like aggregate principal amount of Subordinated Notes of other authorized denominations, by the holder of this Note in person, or by his attorney duly authorized in writing, at the principal office of the Issuer in the City of Birmingham, Alabama. The Issuer shall maintain a register providing for the registration of the Subordinated Note and any exchange or transfer thereof (the “Subordinated Note Register”). Upon surrender or presentation of this Note for exchange or registration of transfer, the Issuer shall execute and the Issuer shall deliver in exchange therefor a Note or Notes of like aggregate principal amount, each in a denomination of $1,000,000 or any amount in excess thereof which is an integral multiple of $1,000 and that is or are registered in such name or names requested by the holder. Any Subordinated Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer) be duly endorsed, or accompanied by a written instrument of transfer with such evidence of due authorization and guarantee of signature as may reasonably be required by the Issuer in form satisfactory to the Issuer, duly executed by the holder or his attorney duly authorized in writing, and with such tax identification number or other information for each person in whose name a Subordinated Note is to be issued as the Issuer may reasonably request to comply with applicable law and accompanied by a legal opinion of counsel reasonably satisfactory to the Issuer that the transfer of the Note does not violate any securities law registration requirements. No exchange or registration of transfer of this Note shall be made on or after the fifteenth day immediately preceding the Maturity Date.
     11. Charges and Transfer Taxes. No service charge (other than any cost of delivery) shall be imposed for any exchange or registration of transfer of this Note, but the Issuer may require the payment of a sum sufficient to cover any stamp or other tax or governmental charge that may be imposed in connection therewith (or presentation of evidence that such tax or charge has been paid).
     12. Ownership. Prior to due presentment of this Note for registration of transfer, the Issuer may treat the holder in whose name this Note is registered in the Subordinated Note Register as the absolute owner of this Note for the purpose of receiving payments of principal of and interest on this Note and for all other purposes whatsoever, whether or not this Note be overdue, and the Issuer and the Subordinated Note shall not be affected by any notice to the contrary.
     13. Priority. This Note ranks pari passu in the event of any insolvency proceeding, receivership, conservatorship, reorganization, readjustment of debt, marshalling of assets and liabilities or similar proceeding or any liquidation or winding up of the Issuer, with all other present or future unsecured subordinated debt obligations of the Issuer, except any unsecured subordinated debt which may be expressly stated to be senior to or subordinate to the Subordinated Notes.
     14. Notices. All notices to the Issuer under this Note shall be in writing and addressed to the Issuer at 17 North 20th Street, Birmingham, Alabama 35203, Attention: William H. Caughran, General Counsel and Secretary, or to such other address as the Issuer may notify to the holder. All notices to the Subordinated Noteholders shall be in writing and sent by first-class mail to each Subordinated Noteholder at his, her or its address as set forth in the Subordinated Note Register.
     15. Modification. This Note may not be amended or modified by the Issuer without the consent of the Noteholder. This Note may not be amended or modified by the Issuer for the purpose of changing the Maturity Date or other terms of the Subordinated Notes without the prior consent of the OTS.
     16. Absolute and Unconditional Obligation of the Issuer. No provisions of this Note shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.
     17. Waiver and Consent. (a) Any consent or waiver given by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefore or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
     (b) No delay or omission of the holder of this Note to exercise any right or remedy accruing upon any Event of Default shall impair such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.
     18. Further Issues. The Issuer may, without the consent of the Noteholder, create and issue additional notes having the same terms and conditions of this Note (except for the issue date and issue price) so that such further notes shall be consolidated and form a single series with this Note. Any such issuance will either be registered or issued pursuant to an exemption from registration under the Securities Act of 1933, as amended, or similar laws or regulations issued by the applicable banking agency.
     19. Governing Law. This Note shall be governed by and construed in accordance with applicable federal law and the laws of the State of Alabama.

     IN WITNESS WHEREOF, the undersigned has caused this Subordinated Note to be duly executed and its corporate seal to be hereunto affixed and attested.

SUPERIOR BANK
By:	/s/ C. Stanley Bailey
	Name:	C. Stanley Bailey
	Title:	Chairman and Chief Executive Officer

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